SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C.  20549

                         FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  June 29, 1994
                                                  -------------

WEIRTON STEEL CORPORATION
- - -------------------------
(Exact name of registrant as specified in its charter)

Delaware                   1-10244                06-1075442
- - ------------------------------------------------------------------
(State or other           (Commission             (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)

400 Three Springs Drive, Weirton, WV                    26062
- - ------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  304-797-2000
                                                    --------------




Item 5. OTHER EVENTS

     In 1992 and 1993, stockholders of the Company instituted derivative actions against eighteen individuals who are directors and/or officers, former directors and/or former officers of the Company, as well as against one of the law firms which regularly represented the Company. On June 29, 1994, a settlement was reached between the plaintiffs and defendants in these actions. The settlement, to be effective, must be approved by the Circuit Court of Hancock County, West Virginia. A hearing on the settlement has been set for August 9, 1994. Attached hereto as
Exhibit 1 is a copy of the notice sent to current stockholders of the Company, which notice details the terms of the settlement.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIRTON STEEL CORPORATION

/s/ William R. Kiefer
    William R. Kiefer
    July 11, 1994




                                         EXHIBIT 1.

IN THE CIRCUIT COURT OF HANCOCK COUNTY, WEST VIRGINIA


LARRY G. GODICH, JOHN L. BIRD,     )
RAYMOND A. SACRIPANTI, SR.,        )
SHERIDAN BUFFINGTON, THOMAS M.     )
RODGERS, MARTIN A. REITTER,        )
JO ANN BRANLETT, EDWARD A.         )
GODICH and BARBARA J. WILSON,      )
                                   )
     Plaintiffs,                   )
                                   )
v.                                 )   CIVIL ACTION NO. 92-C-312-W
                                   )
HERBERT ELISH, HARVEY L.           )
SPERRY, WARREN E. BARTEL,          )
DAVID M. GOULD, JAMES BRUHN,       )
DAVID L. ROBERTSON, F. JAMES       )
RECHIN, RICHARD F. SCHUBERT,       )
GORDON C. HURLBERT, LAWRENCE       )
M. ISAACS, IRVING BLUESTONE,       )
PHILLIP H. SMITH, THOMAS R.        )
STURGES, VIRGIL G. THOMPSON,       )
ROBERT J. D'ANNIBALLE, JR.,        )
THOMAS W. EVANS, JOHN T.           )
GILMORE, and WEIRTON STEEL         )
CORPORATION, a Delaware            )
corporation,                       )
                                   )
     Defendants.                   )



NOTICE OF
PROPOSED SETTLEMENT
OF DERIVATIVE ACTION, SETTLEMENT
   HEARING AND RIGHT TO APPEAR


TO:ALL CURRENT OWNERS OF THE COMMON STOCK
OF WEIRTON STEEL CORPORATION (the "Company")


PLEASE READ THIS NOTICE CAREFULLY.  IF THE COURT APPROVES THE
PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT, OR FROM PURSUING THE SETTLED CLAIMS.


          This Notice is sent to you pursuant to an Order of Judge Ronald E. Wilson of the Circuit Court of Hancock County, West Virginia (the "Court"), dated June 29, 1994 ("Scheduling Order") entered in this lawsuit (the "Action"), to advise you of a proposed settlement of the Action and of your rights, as more specifically explained below, to, among other things, participate in a hearing on, or to object to, the proposed settlement; and to give you notice of a hearing to be held by the Court on August 9, 1994 (the "Hearing") to determine whether the proposed settlement ("Settlement") should be approved as fair, reasonable and adequate and in the best interests of the Company; to determine whether a judgment should be entered in the Action pursuant to the Settlement which will, among other things, dismiss the Action with prejudice; and to rule on such other matters as the Court may deem appropriate, including the application by plaintiffs' counsel for attorneys' fees and expenses to be paid by the Company.
THIS NOTICE IS NOT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

IF A PERSON OTHER THAN YOU IS THE BENEFICIAL HOLDER OF THE SHARES OF THE COMPANY'S COMMON STOCK TO WHICH THIS NOTICE REFERS, YOU ARE REQUESTED TO FORWARD THIS NOTICE TO THE BENEFICIAL OWNER. ADDITIONAL COPIES OF THE NOTICE WILL BE MADE AVAILABLE TO YOU FOR THIS PURPOSE UPON REQUEST DIRECTED TO RICHARD GARAN, WEIRTON STEEL CORPORATION, 400 THREE SPRINGS DRIVE, WEIRTON, WV 26062.



I.  BACKGROUND AND DESCRIPTION OF THE ACTION

          Commencing on August 6, 1992 this shareholder derivative action (the "Action") was filed with the Circuit Court of Hancock County, West Virginia (the "Court") on behalf of Weirton Steel Corporation ("Weirton" or the "Company"), naming as defendants present and former directors of the Company ("individual defendants") and Willkie Farr & Gallagher, a partnership ("Willkie Farr"). Subsequently, on July 7, 1993, plaintiffs in the Action commenced a separate derivative action in the Court ("Godich II") naming as defendants Willkie Farr and William Kiefer.

          Plaintiffs in the Action assert that the defendant directors and officers breached fiduciary duties in the management of construction of two walking beam reheat furnaces primarily during the period 1989 through 1991. In their original Complaint, plaintiffs allege, among other things, that:

          (a) Defendant Herbert Elish breached fiduciary duties of care and disclosure in the selection of Bricmont & Associates, P.A. ("Bricmont") and subcontractors in the construction of the reheat furnaces, in the implementation of capital spending control procedures, in failing to require that Bricmont provide a "performance bond" in connection with construction of the reheat furnaces, and generally in the management of Weirton's capital improvement projects;

          (b) Defendant Thomas W. Evans breached a fiduciary duty of care in permitting payments to Bricmont without an executed contract and a "performance bond";

          (c) Defendant John T. Gilmore breached a fiduciary duty of care in regard to the selection of Bricmont and construction management of the reheat furnace project; and

          (d) The remaining individual defendants breached fiduciary duties of care in the selection of Bricmont and subcontractors in the construction of the reheat furnaces, in the implementation of capital spending control procedures, in failing to require that Bricmont provide a "performance bond" in connection with construction of the reheat furnaces, in dealing with "cost overruns" on capital improvement projects including the reheat furnaces, and in releasing Bricmont from liability in connection with its handling of the reheat furnace project.
In their original Complaint, plaintiffs sought an award of compensatory damages against defendants for the benefit of Weirton, with prejudgment and postjudgment interest.

          By letter opinion dated December 16, 1992, the Court denied motions to dismiss the Action, which motions were based on the grounds that under West Virginia Rule of Civil Procedure 23(b) and applicable substantive law, a pre-suit demand upon the board of directors of Weirton was required. (By order dated January 30, 1993, following a similar motion to dismiss, the Court granted plaintiffs' motion for voluntary dismissal of Willkie Farr from the Action.) Defendants in Godich II also moved to dismiss under Rule 23(b) and applicable substantive law for failure to make pre-suit demand and for failure to plead adequately that refusal of a pre-suit demand was wrongful. By letter opinion dated April 20, 1993, the Court denied a further motion to dismiss the Action on the grounds, inter alia, that plaintiffs (other than Thomas M. Rodgers) were not stockholders of record and that plaintiffs therefore collectively lacked standing to prosecute this action under West
Virginia Code   31-1-103.  Defendants petitioned the West Virginia
Supreme Court of Appeals for a writ of prohibition based upon
Section 31-1-103, but by opinion and order of July 22, 1993, that petition was denied.

          By orders entered on April 1, 1994, the Court granted motions for summary judgment, not opposed by plaintiffs, and dismissed the claims against defendants Phillip H. Smith, Virgil Thompson, Robert J. D'Anniballe, Jr., Warren E. Bartel and David M. Gould. By order entered on May 20, 1994, the Court also granted summary judgment, not opposed by plaintiffs, and dismissed the claims against defendant James Bruhn. By letter opinion dated April 18, 1994, the Court denied a motion for summary judgment by the remaining individual defendants. That motion was based on the grounds that Bricmont and Weirton had agreed upon a revised approach to construction of the reheat furnaces that differed from the approach specified in the formal written construction contract they entered into dated February 23, 1990, that such revised approach resulted in additional costs but substantially accelerated completion and operation of the reheat furnaces, and that such additional costs resulting from that revised, accelerated approach to construction were properly paid by Weirton. In its April 18, 1994 letter opinion, the Court deferred ruling on a separate motion by the remaining individual defendants (other than Herbert Elish, Thomas W. Evans and John T. Gilmore) for summary judgment, which motion was based upon the presumptions of validity afforded to them under the business judgment rule of applicable Delaware substantive law, and because summary judgments had been entered in favor of defendants Phillip H. Smith, Virgil Thompson, Robert J. D'Anniballe, Jr., Warren E. Bartel and David M. Gould.

          At the time the parties to the Action reached agreement in principle to enter into the Stipulation, trial of the Action was scheduled to commence on July 11, 1994, and discovery was to be concluded by June 15, 1994.

          Concurrently with submission of the Stipulation, plaintiffs filed an amended complaint in the Action (the "Amended
Complaint") specifying additional claims against defendants in the Action, including claims of corporate waste and mismanagement in connection with:

               a. The IMIS and other or related information system projects;

               b.   The B Lagoon project;

               c.   Phase I of the Hot Mill renovation;

               d. The sizing press component of Phase II of the Hot Mill renovation; and

               e.   Other capital investments during the period
                    1984 through the present.


II.  DISCOVERY AND SETTLEMENT NEGOTIATIONS

          Plaintiffs, through their counsel, have made a thorough investigation of the facts and circumstances relevant to the Action. In connection with the investigation, they engaged in substantial discovery, including review of substantial production of documents by defendants, depositions of all individual defendants in the Action as well as several nondefendant employees of the Company, and consultation with several expert witnesses in matters pertinent to the Action and plaintiffs' claims therein. In evaluating the settlement provided for herein (the "Settlement"), plaintiffs and their counsel have considered the substantial benefit provided by the Settlement to the Company; the expense and length of time necessary to prosecute the Action through trial; the defenses asserted by and available to defendants; the uncertainties of the outcome of this litigation; and the fact that resolution of the Action, if the Court found in plaintiffs' favor, would likely be submitted for appellate review, as a consequence of which it could be several years until there would be a final adjudication of the Action. Based upon these considerations, plaintiffs and their counsel have engaged in arm's-length negotiations in an attempt to compromise the Action and have concluded that it is in the best interests of plaintiffs and the Company to settle the Action on the terms set forth herein.


 III.  SUMMARY OF SETTLEMENT TERMS

          As a result of the filing of the Action and negotiations among counsel for the plaintiffs and representatives of the various parties, plaintiffs and defendants have entered into a Stipulation and Agreement of Compromise, Settlement and Release ("Stipulation") providing for a settlement of all claims asserted in the Action, subject to approval of the Court, which Stipulation provides for certain benefits to the Company which are summarized below, and for dismissal of the Action with prejudice.

          A.  Settlement Terms

          In full settlement and final dismissal of the Action, and in accordance with this Stipulation of Settlement (the "Stipulation"), within 10 business days after the Order and Final Judgment described below is entered by the Court, the sum of $6.25 million will be paid to the Company on behalf of the individual defendants. Such sum shall be held in escrow by an agent designated by Weirton until the Order and Final Judgment approving the Settlement becomes non-appealable or is affirmed on appeal.

          B.  Dismissal of the Action
          If the Settlement, as provided for in the Stipulation, is approved by the Court, final judgment will be entered in the
Action:

               Approving the Settlement and adjudging its terms to be fair, reasonable and adequate and in the best interests of the Company, directing consummation of its terms and provisions, and awarding to counsel for plaintiffs such fees and reimbursements of expenses as the Court may deem reasonable in accordance with the terms of the Stipulation; and

               Dismissing on the merits and with prejudice all Settled Claims, meaning all claims, rights, causes of action, suits, demands, matters and issues, known or unknown, arising under common law or statutory law, state or federal, including all securities laws, that arise now or hereafter out of, or relate to, directly or indirectly, or that are, were, or could have been asserted in connection with, the subject matter of the Action, and any agreements and disclosures related thereto, or any acts, facts, matters, transactions, occurrences, conduct or representations relating to or arising out of the subject matter referred to in the original Complaint in the Action, the Amended Complaint, the complaint in Godich II, or any complaints filed or hereafter filed in the Action, or the fiduciary or disclosure obligations of any of the defendants (or persons to be released), or any public state-ments, announcements or other activities by or on behalf of any of the Defendants or Defendants' Affiliates (as defined below) with respect to any of the foregoing, by plaintiffs, the Company, the shareholders of the Company, either directly, individually, derivatively, representatively or in any other capacity against any defendant (the Company, Herbert Elish, Harvey L. Sperry, David L. Robertson, F. James Rechin, Richard F. Schubert, Gordon C. Hurlbert, Lawrence M. Isaacs, Irving Bluestone, Thomas R. Sturges, Thomas W. Evans and John T. Gilmore) (collectively hereinafter referred to as "Defendants"), and the respective present or former officers, directors, stockholders, employees, agents, attorneys, representatives, advisors, financial advisors, consultants, invest-ment bankers, commercial bankers, lenders, accountants, insurers, trustees, affiliates, parents, subsidiaries (including the directors and officers of such affiliates, parents and subsidiar-
ies), general and limited partners and partnerships, heirs, executors, personal representatives, estates, administrators, predecessors, successors and assigns of Defendants or of any affiliate, parent or subsidiary of any and all Defendants (collectively "Defendants' Affiliates"). Dismissal of the Settled Claims with prejudice and on the merits will become effective immediately upon the entry of the Order and Final Judgment attached as Exhibit B to the Stipulation and without any further action by the Court. It is the intent of the Settlement that upon entry of the Order and Final Judgment, all claims arising from any of the capital projects undertaken by Weirton since 1984 shall be dismissed, settled and released.

          C.  Scope Of The Settlement

          Final Court approval of this Stipulation and Settlement will forever bar, under principles of res judicata, collateral estoppel, good faith settlement, judgment, accord and satisfaction, bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, any and all claims asserted or that can be asserted in Godich II against the defendants named therein or against the Company, or any of the Defendants or other Defendants' Affiliates.

          D.  Defendants' Denial of Liability
          The individual defendants have denied, and continue to deny, all liability with respect to the Action, deny that they engaged in any wrongdoing, deny that they committed any violation of law, deny that they breached any fiduciary duties, deny that they acted improperly in any way and deny liability of any kind to plaintiffs, the Company, and the shareholders of the Company, but consider it desirable that the Action be settled and dismissed on the merits and with prejudice in order to: (i) avoid further expense, (ii) dispose of burdensome and protracted litigation, and
(iii) permit the continued operation of the Company's affairs unhindered by expensive litigation and by distraction and diversion of the personnel of the Company.



IV.  ATTORNEYS' FEES AND COSTS

          As part of the Settlement, plaintiffs' counsel will apply to the Court for an award of attorneys' fees equalling one-third (1/3) of the settlement and expenses in an amount not to exceed $53,280.00. The Company has agreed to pay the fees and expenses actually awarded by the Court, up to the amount applied for. The Company shall not be obligated to pay any interest on court-awarded fees and expenses, except that interest on amounts paid into escrow shall be paid in accordance with the division of proceeds as ordered by the Court. Except as expressly provided in the Stipulation, neither the Company nor any of the defendants in the Action or in Godich II shall be liable for any fees or expenses of plaintiffs, or of any present or former shareholder of the Company, in connection with the Action or with Godich II.

          Defendants will seek, as part of the Settlement, a determination by the Court that, if and to the extent that the individual defendants' position that the expenses advanced on their behalf and on behalf of the individual named as a defendant in Godich II in defense of the Action and of Godich II shall be paid in full by applicable directors' and officers' liability insurance policies is unsuccessful, the individual defendants in the Action and in Godich II are, in view of all the circumstances of the case, fairly and reasonably entitled to be indemnified by Weirton for such amounts advanced on their behalf by Weirton.


V.  NOTICE OF HEARING ON THE SETTLEMENT AND
    YOUR RIGHT TO OBJECT
          A hearing shall be held on August 9, 1994 at 9:00 a.m. (the "Hearing") in the third floor courtroom at the Hancock County Courthouse, New Cumberland, West Virginia, to determine the fairness, reasonableness and adequacy of the terms and conditions of the Settlement and whether the Settlement should be approved by the Court and judgment entered thereon. At the Hearing, or such adjourned date as the Court deems appropriate, plaintiffs' counsel and any interested person shall be heard on plaintiffs' counsels' application for an award of attorneys' fees and reimbursement of expenses.

          The Court reserves the right to adjourn the Hearing or any adjournment thereof, including consideration of the application for attorneys' fees and expenses, without further notice other than an oral announcement at the Hearing or any adjournment thereof.
The Court also reserves the right to approve the Settlement at or after the Hearing with such modification as may be consented to by the parties to the Stipulation.

          Any current stockholder of the Company who objects to the: (i) Settlement; (ii) dismissal; (iii) judgment to be entered with respect thereto; (iv) plaintiffs' counsels' application for fees and reimbursement of expenses in the Action; or (v) the individual defendants' application for a determination of their entitlement to indemnification for defense expenses advanced by Weirton; or who otherwise wishes to be heard, may appear in person or by their attorney at the Hearing and present evidence or argument that may be proper and relevant; provided, however, that no person other than counsel for the named plaintiffs and defendants in the Action shall be heard and no papers, briefs, pleadings or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), unless not later than five
(5) business days prior to the Hearing (i) a written notice of intention to appear; (ii) a statement of such person's objections to any matters before the Court; and (iii) the grounds therefor or the reasons for such person's desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider, shall be filed by such person with the Clerk of the Court and, on or before the date of such filing, shall be served upon the following counsel of record:

Edward A. Zagula
ZAGULA, HILL & DITTMAR
3334 Main Street
Weirton, WV 26062
(304)-748-2600
Attorneys for Plaintiffs


Carl N. Frankovitch
FRANKOVITCH & ANETAKIS
337 Penco Road
Weirton, WV 26062
(304)-723-4400
Attorneys for Weirton Steel Corporation


John H. Tinney
SPILMAN, THOMAS & BATTLE
P.O. Box 273
Charleston, WV 25321
(304)-340-3800
Attorneys for Herbert Elish, Thomas W. Evans and John T. Gilmore


Robert B. King
KING, ALLEN & ARNOLD
P.O. Box 3394
Charleston, WV 25333
(304)-345-7250
Attorneys for Harvey L. Sperry, David L. Robertson, F. James
Rechin, Richard F. Schubert, Gordon C. Hurlbert, Lawrence M.
Isaacs, Irving Bluestone and Thomas R. Sturges

          Unless the Court otherwise directs, no person shall be entitled to object to the approval of any of the Settlement, any judgment entered thereon, any award of attorneys' fees and reimbursement of expenses, or otherwise to be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner and within the time prescribed above shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection.


VI.  SCOPE OF THIS NOTICE

          This Notice is not all-inclusive. The references in this Notice to the pleadings in the Action, the Stipulation and other papers and proceedings are only summaries and do not purport to be comprehensive. For the full details of the Action, the claims which have been asserted by the parties and the terms and condi-tions of the Settlement, including a complete copy of the Stipula-tion, you may desire to review the Court files in the Action. You may examine the file on any weekday during regular business hours at the office of the Clerk of the Court, Hancock County Courthouse, New Cumberland, West Virginia.




New Cumberland, West Virginia

        June 29, 1994


           /s/ Lois Wilkinson
           Clerk of the Court